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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-82012) of ZymoGenetics, Inc. of our report dated January 31, 2003, relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP
Seattle, Washington
March 26, 2003